Exhibit 10.8

Execution Version

DEED OF NOVATION

THIS DEED OF NOVATION (this “Deed”) is made the 28th day of March, 2014

AMONG:

(1)

ALLIED ENERGY PLC., a public limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Allied”);

(2)

OCEANIC CONSULTANTS NIGERIA LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Oceanic”); and

(3)

CAMAC PETROLEUM LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“CPL”)

(together referred to as the “Parties”).

WHEREAS:

(A)

Oceanic and Northern Offshore International Drilling Company Ltd., a company incorporated under the laws of the British Virgin Islands (“Northern”), have entered into that certain agreement entitled “International Daywork Drilling Contract — Offshore”, dated as of January 14, 2014, (such agreement, including any amendment or supplement thereto or restatement thereof, the “Drilling Contract”), pursuant to which Northern shall furnish the Drilling Unit ENERGY SEARCHER for performance of certain offshore drilling operations for the benefit of Oceanic;

(B)

Oceanic and Allied have entered into that certain agreement entitled “Head International Daywork Drilling Contract — Offshore”, dated as of February 20, 2014 but effective as of January 14, 2014, and in a form substantially similar to the Drilling Contract (such agreement, including any amendment or supplement thereto or restatement thereof, the “Head Contract”), and the Drilling Contract is a subcontract of the Head Contract;

(C)

CAMAC International Limited, an Affiliate of Allied and a related entity to Oceanic (“CIL”), and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, pursuant to which CIL has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Oceanic pursuant to the Drilling Contract;

(D)

CIL and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, as amended and restated by that certain amended and restated deed of guarantee, dated as of February 20, 2014, between CIL, Northern and Oceanic, pursuant to which CIL has guaranteed the due and punctual payments by Allied of all amounts due to Oceanic under the Head Contract, 97% of which Allied is or shall become obliged to pay directly to Northern and the remaining 3% to be paid directly to Oceanic, in accordance with the provisions of the Drilling Contract and the Head Contract;

(E)

Northern Offshore Ltd., an Affiliate of Northern (“NOR”), Oceanic and Allied have entered into that certain deed of guarantee, dated as of January 14, 2014, pursuant to which NOR has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Northern pursuant to the Drilling Contract;

(F)

On February 21, 2014, CPL, a wholly-owned Nigerian subsidiary of CAMAC Energy Inc., became the sole owner of all economic benefits and obligations in relation to, and the Operating Contractor of the Operating Area; and

(G)	Oceanic has agreed that CPL will be substituted in place of Allied under the Head Contract upon the terms and subject to the conditions set forth hereinafter.

NOW THEREFORE THIS DEED WITNESSETH as follows:

1.	Words and expressions used but not defined herein shall have the same meaning as in the Head Contract.
2.	In this Deed the expression “Novation Date” means February 21, 2014, the date upon which Allied is no longer, and CPL has succeeded as, the operator or Operating Contractor of the Operating Area.

EXHIBIT B-1

3.	The Parties agree that with effect on and from the Novation Date and with respect to the period from the Novation Date:
3.1.

Allied shall cease to be a party to the Head Contract (and shall cease to be the Operator as such term is defined in the Head Contract), and CPL shall become a party to the Head Contract (and shall become the Operator as such term is defined in the Head Contract) and shall assume the liabilities, perform the obligations and be entitled to the rights and benefits therein in the place of Allied;

3.2.

subject to Clause 3.6 hereof, Oceanic hereby releases and discharges, and agrees to release and discharge, Allied from the various covenants, undertakings, warranties and other obligations contained in the Head Contract which are hereby assumed by CPL, and shall accept the like performance and discharge of those covenants, undertakings, warranties and other obligations of CPL in the place thereof;

3.3.

CPL undertakes and covenants to Oceanic to assume, observe, perform, discharge and be bound by all liabilities, obligations and duties arising under the Head Contract in the place of Allied and to be bound by all the terms and conditions of the Head Contract in every way as if CPL were named in the Head Contract in place of Allied;

3.4.

subject to Clause 3.6 hereof, Allied hereby releases and discharges, and agrees to release and discharge, Oceanic from the various covenants, undertakings, warranties and other obligations contained in the Head Contract which are enjoyed by Allied and from all claims and demands whatsoever arising out of or in respect of the Head Contract;

3.5.

Oceanic undertakes and covenants to CPL to observe, perform, discharge and be bound by all liabilities, obligations and duties arising under the Head Contract and to be bound by all the terms and conditions of the Head Contract in every way as if CPL were named in the Head Contract in place of Allied;

3.6.

notwithstanding anything in Clauses 3.2 and 3.4 hereof to the contrary, nothing in this Deed shall affect or prejudice any claim or demand that each of Allied and Oceanic may have under or in connection with the Head Contract arising before the Novation Date; and

3.7.	Sections 20(a) and 21(a) of Appendix A to the Head Contract shall be deleted and replaced in their entirety by the following:

20	Address for notices:
(a)	OPERATOR:	CAMAC Petroleum Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603340 USA: +1-713-797-2940
		E-mail:	FemiAyoade@camacpetroleumltd.com
		Attention:	Femi Ayoade, Managing Director
21	Address for invoices:
(a)	OPERATOR:	CAMAC Petroleum Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603340 USA: +1-713-797-2940
		E-mail:	FemiAyoade@camacpetroleumltd.com
		Attention:	Femi Ayoade, Managing Director
4.	Except as otherwise provided in this Deed, all terms and conditions contained in the Head Contract shall remain in full force and effect.
5.

This Deed shall be governed by and construed in accordance with the laws of England, not including any of its conflicts of law rules that would direct or refer to the laws of another jurisdiction. Any dispute arising, between or among any of the Parties, out of or in connection with this Deed or the Head Contract shall be resolved in accordance with Clause 1305 of the Drilling Contract, which is incorporated mutatis mutandis into the Head Contract; provided that if all the Parties are parties to the arbitration, Allied and CPL shall jointly nominate one arbitrator, Oceanic shall nominate another arbitrator and the third arbitrator shall be nominated by the two Party-nominated arbitrators.

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6.	The Parties agree that this Deed may be executed in counterparts, including fax counterparts, and together with all counterpart executions shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF this Deed was duly executed and unconditionally delivered on the date first above written.

[Signature Page Follows]

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EXECUTION PAGE

Signed as a deed on behalf of Allied Energy plc., a public limited company incorporated under the laws of the Federal Republic of Nigeria, by Kamoru Lawal, being a person who, in accordance with the laws of that territory, is acting under the authority of the public limited company

.................................................. Kamoru Lawal Authorised Signatory .................................................. Witness

Signed as a deed on behalf of Oceanic Consultants Nigeria Limited, a private limited company incorporated under the laws of the Federal Republic of Nigeria, by Kamoru Lawal, being a person who, in accordance with the laws of that territory, is acting under the authority of the private limited company

.................................................. Kamoru Lawal Authorised Signatory .................................................. Witness

Signed as a deed on behalf of CAMAC Petroleum Limited, a private limited company incorporated under the laws of the Federal Republic of Nigeria, by Femi Ayoade, being a person who, in accordance with the laws of that territory, is acting under the authority of the private limited company

.................................................. Femi Ayoade Authorised Signatory .................................................. Witness

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